                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2

Section 7.3 Indenture                                                             Distribution Date:                     2/17/2004
----------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,239,700.00
            Class B Note Interest Requirement                       128,461.67
            Class C Note Interest Requirement                       231,000.00
                      Total                                       1,599,161.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Note Interest Requirement                          1.05417
            Class B Note Interest Requirement                          1.31083
            Class C Note Interest Requirement                          1.83333

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,176,000,000
            Class B Note Principal Balance                          98,000,000
            Class C Note Principal Balance                         126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00


                                                               By:
                                                                  --------------------------------
                                                                  Name:  Patricia M. Garvey
                                                                  Title: Vice President
----------------------------------------------------------------------------------------------------------------------------------